Exhibit 99.1

Unaudited Pro Forma Financial Information of Eagle Rock Energy Partners, L.P.

The unaudited pro forma condensed consolidated financial statements are presented for Eagle Rock Energy Partners, L.P. (the “Partnership”).  The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 and the unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2009, 2008 and 2007 should be read in conjunction with the December 31, 2009 and 2008 audited historical financial statements of the Partnership, including the related notes, filed with the Securities and Exchange Commission (“SEC”) on Form 10-K on March 8, 2010 and March 13, 2009, respectively.

The following unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 is presented to illustrate the estimated effects of the pending sale of the Partnership’s fee mineral and royalty interests business, as well as its equity investment in Ivory Working Interests, L.P. (the “Minerals Business”) to BSAP II GP L.L.C. (“Black Stone Minerals”), a subsidiary of Black Stone Minerals Company, L.P., pursuant to a Purchase and Sale Agreement, dated December 21, 2009 and amended on January 12, 2010, by and among the Partnership’s wholly-owned subsidiaries Eagle Rock Pipeline GP, LLC and EROC Production LLC and Black Stone Minerals, as if the transaction had occurred on December 31, 2009.  The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 are presented to illustrate the estimated effects of the pending Minerals Business sale as if the transaction had occurred on May 1, 2007, due to the Partnership acquiring the Minerals Business on April 30, 2007.  The pro forma adjustments and assumptions are described in Note 2 in the accompanying notes to the unaudited pro forma condensed consolidated financial statements.

The unaudited pro forma condensed financial statements are based on assumptions that we believe are reasonable under the circumstances and are intended for informational purposes only.  They are not necessarily indicative of the financial results that would have occurred if the transactions described herein had taken place on the dates indicated, nor are they indicative of the future consolidated results.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF DECEMBER 31, 2009

(In thousands, except per unit amounts)

	December 31, 2009	Adjustments for Minerals Business Sale		Pro Forma December 31, 2009
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$2,732	$174,500	(a)	$2,732
		(1,742)	(a)	-
		(500)	(a)	-
		(172,258)	(c)
Accounts receivable	91,164	(3,140)	(b)	88,024
Risk management assets	2,479	(375)	(a)	2,104
Prepayments and other current assets	2,790	-		2,790
Total current assets	99,165	(3,515)		95,650
PROPERTY, PLANT AND EQUIPMENT —Net	1,275,881	(120,149)	(b)	1,155,732
INTANGIBLE ASSETS —Net	132,343	-		132,343
DEFERRED TAX ASSET	1,562	-		1,562
RISK MANAGEMENT ASSETS	3,410	(432)	(a)	2,978
OTHER ASSETS	21,967	(12,033)	(b)	9,934
TOTAL	$1,534,328	$(136,129)		$1,398,199

LIABILITIES AND MEMBERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$78,096	$(150)	(b)	$77,946
Due to affiliate	12,910	-		12,910
Accrued liabilities	11,110	-		11,110
Income taxes payable	2,416	-		2,416
Risk management liabilities	51,650	(2,549)	(a)	49,101
Total current liabilities	156,182	(2,699)		153,483
LONG-TERM DEBT	754,383	(172,258)	(c)	582,125
ASSET RETIREMENT OBLIGATIONS	19,829	-		19,829
DEFERRED TAX LIABILITY	40,246	-		40,246
RISK MANAGEMENT LIABILITIES	32,715	-		32,715
OTHER LONG-TERM LIABILITIES	575	-		575
COMMITMENTS AND CONTINGENCIES
MEMBERS’ EQUITY:
Common unitholders	484,282	39,328	(d)	523,110
		(500)	(a)
Subordinated unitholders	52,058	-		52,058
General partner unitholders	(5,942)	-		(5,942)
Total members’ equity	530,398	38,828		569,226
TOTAL	$1,534,328	$(136,129)		$1,398,199

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2009

(In thousands, except per unit amounts)

	Year Ended December 31, 2009	Adjustments for Minerals Business Sale		Pro Forma December 31, 2009
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$653,712	$-		$653,712
Gathering, compression, processing and treating services	45,476	-		45,476
Minerals and royalty income	15,708	(15,708)	(e)	-
Commodity risk management (losses) gains	(106,290)	2,284	(e)	(104,006)
Other revenue	1,858	-		1,858
Total revenue	610,464	(13,424)		597,040
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	488,230	-		488,230
Operations and maintenance	73,196	-		73,196
Taxes other than income	12,047	(1,281)	(e)	10,766
General and administrative	46,188	(113)	(e)	46,075
Other operating (income)expenses	(3,552)	-		(3,552)
Impairment of property and plants	22,062	(274)	(e)	21,788
Depreciation, depletion, and amortization	116,262	(5,992)	(e)	110,270
Total costs and expenses	754,433	(7,660)		746,773
OPERATING (LOSS) INCOME	(143,969)	(5,764)		(149,733)
OTHER INCOME (EXPENSE):
Interest income	188	(2)	(e)	186
Other income	2,328	(1,394)	(e)	934
Interest expense	(21,591)	3,627	(b)	(17,964)
Interest rate risk management losses	(6,347)	-		(6,347)
Other expense	(1,070)	-		(1,070)
Total other expense	(26,492)	2,231		(24,261)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(170,461)	(3,533)		(173,994)
INCOME TAX PROVISION (BENEFIT)	1,087	(3)	(e)	1,084
(LOSS) INCOME FROM CONTINUING OPERATIONS	$(171,548)	$(3,530)		$(175,078)

NET (LOSS) INCOME PER COMMON UNIT — BASIC AND DILUTED:
Basic (loss) income from continuing operations per unit:
Common units	$(2.26)			$(2.31)
Subordinated units	$(2.36)			$(2.41)
General partner units	$(2.26)			$(2.31)
Basic weighted average units outstanding:
Common units	53,496			53,496
Subordinated units	20,691			20,691
General partner units	845			845

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2008
(In thousands, except per unit amounts)

	Year Ended December 31, 2008	Adjustments for Minerals Business Sale		Pro Forma December 31, 2008
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$1,233,919	$-		$1,233,919
Gathering, compression, processing and treating services	38,871	-		38,871
Minerals and royalty income	42,994	(42,994)	(e)	-
Commodity risk management (losses) gains	161,765	(3,454)	(e)	158,311
Other revenue	716	-		716
Total revenue	1,478,265	(46,448)		1,431,817
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	891,433	-		891,433
Operations and maintenance	73,620	-		73,620
Taxes other than income	19,936	(1,672)	(e)	18,264
General and administrative	45,701	(119)	(e)	45,582
Other operating (income)expenses	10,699	-		10,699
Impairment of property and plants	143,857	(1,448)	(e)	142,409
Goodwill impairment	30,994	-		30,994
Depreciation, depletion, and amortization	116,754	(7,499)	(e)	109,255
Total costs and expenses	1,332,994	(10,738)		1,322,256
OPERATING (LOSS) INCOME	145,271	(35,710)		109,561
OTHER INCOME (EXPENSE):
Interest income	793	(23)	(e)	770
Other income	5,328	(4,011)	(e)	1,317
Interest expense	(32,884)	7,460	(g)	(25,424)
Interest rate risk management losses	(32,931)	-		(32,931)
Other expense	(955)	-		(955)
Total other expense	(60,649)	3,426		(57,223)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	84,622	(32,284)		52,338
INCOME TAX PROVISION (BENEFIT)	(1,134)	(4)	(e)	(1,138)
(LOSS) INCOME FROM CONTINUING OPERATIONS	$85,756	$(32,280)		$53,476

NET (LOSS) INCOME PER COMMON UNIT — BASIC AND DILUTED:
Basic and diluted (loss) income from continuing operations per unit:
Common units (1)	$1.16			$0.72
Subordinated units	$1.16			$0.72
General partner units	$1.16			$0.72
Basic weighted average units outstanding:
Common units	51,534			51,534
Subordinated units	20,691			20,691
General partner units	845			845
Diluted weighted average units outstanding:
Common units	51,699			51,699
Subordinated units	20,691			20,691
General partner units	845			845
_________________________________

(1)
Due to the fact that the Partnership has determined that it is more dilutive to apply the two-class method versus the treasury stock method, nonvested shares that vest solely on the basis of a service condition are included in the denominator of the computation of the diluted earnings per unit calculation which is equal to basic weighted average shares outstanding.

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2007

(In thousands, except per unit amounts)

	Year Ended December 31, 2007	Adjustments for Minerals Business Sale		Pro Forma December 31, 2007
REVENUE:
Natural gas, natural gas liquids, oil, condensate and sulfur sales	$733,326	$-		$733,326
Gathering, compression, processing and treating services	27,417	-		27,417
Minerals and royalty income	15,004	(15,004)	(f)	-
Commodity risk management (losses) gains	(133,834)	2,135	(f)	(131,699)
Other revenue	110	-		110
Total revenue	642,023	(12,869)		629,154
COSTS AND EXPENSES:
Cost of natural gas and natural gas liquids	553,248	-		553,248
Operations and maintenance	52,793	-		52,793
Taxes other than income	8,340	(768)	(f)	7,572
General and administrative	27,799	(59)	(f)	27,740
Other operating (income)expenses	2,847	-		2,847
Impairment of property and plants	5,749	(5,412)	(f)	337
Depreciation, depletion, and amortization	80,559	(8,026)	(f)	72,533
Total costs and expenses	731,335	(14,265)		717,070
OPERATING (LOSS) INCOME	(89,312)	1,396		(87,916)
OTHER INCOME (EXPENSE):
Interest income	1,160	(18)	(f)	1,142
Other income	696	(478)	(f)	218
Interest expense	(38,936)	8,003	(g)	(30,933)
Interest rate risk management losses	(11,988)	-		(11,988)
Other expense	(8,226)	-		(8,226)
Total other expense	(57,294)	7,507		(49,787)
(LOSS) INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAX	(146,606)	8,903		(137,703)
INCOME TAX PROVISION (BENEFIT)	158	(4)	(f)	154
(LOSS) INCOME FROM CONTINUING OPERATIONS	$(146,764)	$8,907		$(137,857)

NET (LOSS) INCOME PER COMMON UNIT — BASIC AND DILUTED:
Basic (loss) income from continuing operations per unit:
Common units	$(2.15)			$(1.99)
Subordinated units	$(3.15)			$(2.99)
General partner units	$(3.15)			$(2.99)
Basic weighted average units outstanding:
Common units	37,008			37,008
Subordinated units	20,691			20,691
General partner units	845			845

See notes to unaudited pro forma condensed consolidated financial statements.

EAGLE ROCK ENERGY PARTNERS, L.P.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. Basis of Presentation

    The historical information is derived from the historical financial statements of Eagle Rock Energy Partners, L.P.  The unaudited pro forma condensed consolidated balance sheet as of December 31, 2009 is presented to illustrate the estimated effects of the pending Minerals Business sale as if the transaction had occurred on December 31, 2009.  The unaudited pro forma condensed consolidated statement of operations for the years ended December 31, 2009, 2008 and 2007 are presented to illustrate the estimated effects of the pending Minerals Business sale as if the transaction had occurred on May 1, 2007, due to Eagle Rock Energy Partners, L.P. acquiring the Minerals Business on April 30, 2007.  The transaction affecting the unaudited pro forma condensed consolidated financial statements is the Minerals Business Sale, which includes Eagle Rock Energy Partners, L.P.’s historical Minerals Business segment and a portion of its Corporate segment relating to the interest in the Ivory Working Interests, L.P., commodity risk management gains and losses attributable to the Minerals Business’ production and general and administrative expenses that will not be incurred after the sale.

NOTE 2. Pro Forma Adjustments and Assumptions

    (a)   Reflects the sale of the Minerals Business to Black Stone Minerals for $174.5 million less estimated expenses of approximately $0.5 million and derivative transactions costs of approximately $1.7 million.

    (b)   Reflects the assets to be acquired and liabilities to be assumed by Black Stone Minerals as a result of acquiring the Minerals Business.

    (c)   Net proceeds from the Minerals Business sale are used to repay outstanding debt under the revolving credit facility which bears interest primarily based on a LIBOR rate plus the applicable margin.

    (d)   Reflects the gain on the Minerals Business sale.

    (e)   Reflects the operations for the Minerals Business sold in the above transaction for the twelve month periods presented.

    (f)    Reflects the operations for the Minerals Business sold in the above transaction for the period from May 1, 2007 through December 31, 2007.

    (g)   Reflects reduction in interest expense from the net repayment of outstanding borrowings under the revolving credit facility as a result of the Minerals Business sale.  Interest savings are based on Eagle Rock Energy Partners, L.P.’s weighted average annualized borrowing cost of 2.1%, 4.3% and 4.6% in the years ended December 31, 2009, 2008 and 2007, respectively.